UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2017

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 10, 2017, Tile Shop Holdings, Inc. (the “Company”), its operating subsidiary, The Tile Shop, LLC, and certain other subsidiaries of the Company entered into a Second Amendment to Credit Agreement (the “Second Amendment”) with Fifth Third Bank, Bank of America, N.A., and The Huntington National Bank. The Second Amendment amends the Credit Agreement, dated June 2, 2015, among the Company, Fifth Third Bank, Bank of America, N.A., and The Huntington National Bank and certain other parties thereto (the “Credit Agreement”) to permit the Company to declare and make dividend payments or other distributions to its stockholders.

Previously, on December 9, 2016, the Company, its operating subsidiary, The Tile Shop, LLC, and certain other subsidiaries of the Company entered into a First Amendment to Credit Agreement (the “First Amendment”) with Fifth Third Bank, Bank of America, N.A., and The Huntington National Bank. The First Amendment amends the Credit Agreement to permit the Company to enter into an additional New Markets Tax Credit Financing in connection with its Oklahoma distribution center. This New Markets Tax Credit Financing closed in December 2016.

Except as specifically amended by the Second Amendment and the First Amendment, all of the terms and conditions set forth in the Credit Agreement remain unchanged and in full force and effect.

The foregoing descriptions of the Second Amendment and the First Amendment are not complete and are qualified in their entirety by reference to such agreements, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On February 14, 2017, Tile Shop Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the three months and fiscal year ended December 31, 2016. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

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Item 8.01	Other Events.

On February 14, 2017, the Company issued a press release announcing its declaration of a cash dividend of $0.05 per share to stockholders of record as of March 14, 2017. The dividend will be paid on March 24, 2017. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Second Amendment to Credit Agreement, dated February 10, 2017, among The Tile Shop, LLC, Tile Shop Holdings, Inc., Fifth Third Bank, and the other parties named therein.

10.2	First Amendment to Credit Agreement, dated December 9, 2016, among The Tile Shop, LLC, Tile Shop Holdings, Inc., Fifth Third Bank, and the other parties named therein.

99.1	Press Release of Tile Shop Holdings, Inc., dated February 14, 2017.

99.2	Press Release of Tile Shop Holdings, Inc., dated February 14, 2017.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.
By /s/ Kirk L. Geadelmann
Date: February 14, 2017	Name: Kirk L. Geadelmann
Title: Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

TILE SHOP HOLDINGS, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
February 14, 2017	001-35629

Exhibit No.	Item

10.1	Second Amendment to Credit Agreement, dated February 10, 2017, among The Tile Shop, LLC, Tile Shop Holdings, Inc., Fifth Third Bank, and the other parties named therein.

10.2	First Amendment to Credit Agreement, dated December 9, 2016, among The Tile Shop, LLC, Tile Shop Holdings, Inc., Fifth Third Bank, and the other parties named therein.

99.1	Press Release of Tile Shop Holdings, Inc., dated February 14, 2017.

99.2	Press Release of Tile Shop Holdings, Inc., dated February 14, 2017.